EXHIBIT 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of this annual report on Form 10-K of Alpha NR Holding, Inc. (the “Company”) for the period ended December 31, 2006, with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Stuebe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 1, 2007

/s/ David C. Stuebe
David C. Stuebe
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)